EXHIBIT 99.2
STOCKHOLDER TENDER AGREEMENT
     THIS STOCKHOLDER TENDER AGREEMENT (this “Agreement”) is entered into as of October 13, 2008, by and between Taylor Made Golf Company, Inc., a Delaware corporation (“Parent”), on the one hand, and David M. Meyer, Michael S. Koeneke, Knightspoint Partners II, L.P., Knightspoint Capital Management II LLC, Knightspoint Partners, LLC, Ramius Value and Opportunity Master Fund Ltd (f/k/a Starboard Value & Opportunity Master Fund, Ltd) and Parche, LLC (each a “Stockholder” and collectively, the “Stockholders”), on the other hand.
RECITALS
     WHEREAS, Parent, PHX Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), and Ashworth, Inc., a Delaware corporation (the “Company”), are concurrently entering into an Agreement and Plan of Merger dated as of even date herewith (the “Merger Agreement”) which provides (subject to the conditions set forth therein), among other things, for the offer by Merger Sub to purchase all outstanding shares of the Company common stock (“Shares”) and the subsequent merger of Merger Sub with and into the Company (the “Merger”). Certain capitalized terms used herein are defined in Section 5 of this Agreement and, if not otherwise defined herein, capitalized terms shall have the meanings given to them in the Merger Agreement.
     WHEREAS, to induce Parent and Merger Sub to enter into the Merger Agreement, the Stockholders, solely in their capacity as stockholders of the Company (and, to the extent applicable, not in their capacity as directors of the Company) are entering into this Agreement.
AGREEMENT
     NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth in this Agreement, and intending to be legally bound hereby, the parties hereto hereby agree as follows:
     SECTION 1. TENDER AND VOTING OF SHARES
      1.1 Agreement to Tender. Provided that this Agreement has not been terminated pursuant to Section 4.18 (Fiduciary Termination Right), each Stockholder hereby agrees to tender (or cause the record owner of such shares to validly tender), pursuant to and in accordance with the terms of the Offer, such Stockholder’s Owned Shares, and agree that, prior to the Outside Time, they will not withdraw or permit the withdrawal of the tender of their Owned Shares (provided that this Agreement has not been terminated pursuant to Section 4.18 (Fiduciary Termination Right)) in response to the Offer as the Offer may be amended from time to time pursuant to and in accordance with the terms of the Merger Agreement. Within nineteen (19) Business Days after commencement of the Offer, each Stockholder shall, as applicable, (a) deliver to the Paying Agent designated in the Offer (i) a letter of transmittal with respect to the Owned Shares complying with the terms of the Offer, (ii) certificates representing the Owned Shares and (iii) all other documents or instruments required to be delivered pursuant to the terms of the Offer, or (b) instruct such Stockholder’s broker or other Person who is the holder of record of such Stockholder’s Owned Shares to promptly tender such Owned Shares in the Offer pursuant to the terms and conditions of the Offer. Provided that the conditions to the Offer are satisfied or waived by Parent and/or Merger Sub pursuant to the terms of the Merger Agreement, Parent shall cause Merger Sub to purchase the Owned Shares in accordance with the terms of the Offer. Notwithstanding the foregoing, a Stockholder may withdraw such Stockholder’s Owned Shares tendered pursuant to this Section 1.1 if the Agreement is terminated pursuant to Section 4.19 hereof.
     1.2 Voting. Subject to the Irrevocable Proxy and Agreement dated July 3, 2007 previously entered into with the Company, and provided that this Agreement has not been terminated pursuant to Section 4.18 (Fiduciary Termination Right), each Stockholder agrees that, during the period from the date of this Agreement through the Outside Time, at any meeting of stockholders of the Company, however called, and in any action by written consent of the stockholders of the Company, such Stockholder shall, unless otherwise directed in writing by Parent, vote such Stockholder’s Owned Shares or cause such Owned Shares to be voted (to the extent such securities are entitled to be voted and are not voted by Parent as proxy in accordance with the Proxy granted herein) in such Stockholder’s sole capacity as a stockholder:
     (a) against any action or agreement that would reasonably be expected to result in a breach of any representation, warranty, covenant or obligation of the Company contained in the Merger Agreement;
     (b) against any action or agreement that would reasonably be expected to cause any condition contained in Section 7.1 or Exhibit A of the Merger Agreement not to be satisfied; and
     (c) against the following actions (other than the Offer, the Merger and the transactions contemplated by the Merger Agreement): (i) any Acquisition Proposal; (ii) any change in a majority of the members of the board of directors of the Company, other than any change contemplated by Section 1.4 of the Merger Agreement; or (iii) any other action that would reasonably be expected to impede, interfere with, delay, postpone, discourage or adversely affect the consummation of the Offer, the Merger or any of the other transactions contemplated by the Merger Agreement or this Agreement.
     1.3 Proxy; Further Assurances. Without in any way limiting the Stockholder’s right to vote its Owned Shares in its sole discretion on any matters other than the matters set forth in Section 1.2 that may be submitted to a stockholder vote, consent or other approval, contemporaneously with the execution of this Agreement, each Stockholder shall execute and deliver to Parent a proxy in the form attached to this Agreement as Exhibit A, which shall, subject to Section 4.18 (Fiduciary Termination Right), be irrevocable to the fullest extent permitted by applicable law, with respect to the Owned Shares, but solely with respect to any item set forth in Section 1.2 hereof (the “Proxy”).
     SECTION 2. TRANSFER OF OWNED SHARES
     2.1 Transferee of Owned Shares to be Bound by this Agreement. Each Stockholder agrees that, during the period from the date of this Agreement through the Outside

Time, such Stockholder shall not (a) cause or permit any Transfer of any of the Owned Shares (other than pursuant to the Offer); (b) tender any of the Owned Shares to any Person other than Merger Sub or Parent or (c) create or permit to exist any encumbrance with respect to any Owned Shares; provided, however, that, prior to the tender of any Owned Shares pursuant to Section 1.1, nothing herein shall limit the ability of any Stockholder to transfer any Owned Shares of the Company to any affiliate of such Stockholder who agrees to be bound by the terms and provisions of this Agreement.
     2.2 Transfer of Voting Rights. Each Stockholder agrees that, during the period from the date of this Agreement through the Outside Time, such Stockholder shall ensure that: (a) none of the Owned Shares are deposited into a voting trust and (b) no proxy is granted, and no voting agreement or similar agreement is entered into, with respect to any of the Owned Shares.
     SECTION 3. REPRESENTATIONS AND WARRANTIES
     Each Stockholder hereby severally and not jointly represents and warrants to Parent as follows:
     3.1 Authorization, etc. Such Stockholder has the absolute and unrestricted right, power, authority and capacity to execute and deliver this Agreement and the Proxy and to perform its obligations hereunder and thereunder. This Agreement and the Proxy have been duly executed and delivered by such Stockholder and (assuming that this Agreement constitutes a legal, valid and binding obligation of Parent) constitute legal, valid and binding obligations of such Stockholder, enforceable against such Stockholder in accordance with their terms, subject to laws of general application relating to bankruptcy, insolvency, creditors’ rights and the relief of debtors, and general principles of equity.
     3.2 Conflicts or Consents.
     (a) The execution and delivery of this Agreement and the Proxy by such Stockholder do not, and the performance of this Agreement and the Proxy by such Stockholder will not: (i) materially conflict with or violate any law, rule, regulation, order, decree or judgment applicable to such Stockholder or by which such Stockholder or any of such Stockholder’s properties is bound or affected; or (ii) result in or constitute (with or without notice or lapse of time) any material breach of or material default under, or give to any third party (with or without notice or lapse of time) any material right of termination, amendment, acceleration or cancellation of, or result (with or without notice or lapse of time) in the creation of any encumbrance or restriction on any of the Owned Shares pursuant to, any contract to which such Stockholder is a party or by which such Stockholder or any of its affiliates or properties is bound or affected.
     (b) The execution and delivery of this Agreement and the Proxy by such Stockholder do not, and the performance of this Agreement and the Proxy by such Stockholder will not, require any consent or approval of any Person.
     3.3 Title to Owned Shares. As of the date of this Agreement: (a) such Stockholder holds of record or beneficially (free and clear of any encumbrances or restrictions) the number of outstanding Shares set forth under the heading “Shares Owned” on the signature page hereof; and (b) such Stockholder holds (free and clear of any encumbrances) the options, warrants and other rights to acquire Shares set forth under the heading “Options Held” on the signature page hereof.
     Parent hereby represents and warrants to each Stockholder as follows:
     3.4 Authorization, etc.
     Each of Parent and Merger Sub has taken all necessary corporate action to approve this Agreement and the performance of its obligations hereunder. This Agreement has been duly and validly executed and delivered by each of Parent and Merger Sub and constitutes a valid, legal and binding agreement of each of Parent and Merger Sub, respectively, enforceable against each of Parent and Merger Sub in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws of general applicability relating to or affecting creditors’ rights or by general equity principles.
     3.4 Conflicts.
     Neither the execution nor delivery of this Agreement by Parent or Merger Sub. nor Parent’s or Merger Sub’s consummation of the transactions contemplated hereby will conflict with, result in any violation of, or constitute a default under, the Certificate or Articles of Incorporation or Bylaws of Parent or Merger Sub or any agreement, mortgage, indenture, license, permit, lease or other instrument material to Parent and its subsidiaries taken as a whole or any judgment, decree, order, or any material law or regulation of any governmental agency or authority in the United States by which Parent or any of its subsidiaries is bound.
     SECTION 4. MISCELLANEOUS
     4.1 Survival of Representations, Warranties and Agreements. All representations, warranties, covenants and agreements made by the Stockholders in this Agreement shall survive until the Outside Time.
     4.2 Expenses. All costs and expenses incurred in connection with the transactions contemplated by this Agreement shall be paid solely by the party incurring such costs and expenses.
     4.3 Notices. Any notice or other communication required or permitted to be delivered to any party under this Agreement shall be in writing and shall be deemed properly given (a) on the day of delivery if delivered by hand or by facsimile (in each case, with confirmation of delivery) or (b) on the second business day after being sent by registered overnight mail, return receipt requested, by overnight courier or overnight express delivery service, in each of foregoing cases of (a) and (b), to the address or facsimile telephone number set forth beneath the name of such party below (or to such other address or facsimile telephone number as such party shall have specified in a written notice given to the other parties hereto):

if to Parent:
Taylormade-adidas Golf Company
5545 Fermi Court
Carlsbad, CA 92008
Attn: William S. Reimus, SVP & GC
Fax: (760) 918-6008
with a copy (which shall not constitute notice) to:
Sheppard, Mullin, Richter & Hampton LLP
650 Town Center Drive, 4th Floor
Costa Mesa, CA 92626
Attn: Ethan D. Feffer, Esq.
Fax: (714) 428-5984
if to Stockholders:
at the address set forth below each Stockholder’s signature on the signature page hereof.
      4.4 Waiver of Appraisal Rights. Provided that the Merger is consummated in compliance with the terms of the Merger Agreement and that this Agreement has not been terminated pursuant to Section 4.18 (Fiduciary Termination Right) or Section 4.19, each Stockholder hereby irrevocably and unconditionally waives, and agrees to cause to be waived and to prevent the exercise of, any rights of appraisal, any dissenters’ rights (including under Section 262 of the DGCL) and any similar rights relating to the Merger.
     4.5 No Solicitation. Subject to Section 4.16 hereof, each Stockholder agrees that, during the period from the date of this Agreement through the Outside Time, such Stockholder shall not, and shall not authorize or permit any Representative to, directly or indirectly: (a) solicit, initiate, or encourage or induce the making, submission or announcement of any Acquisition Proposal or take any action (other than informing Persons of the provisions of Section 6.4 of the Merger Agreement) that could reasonably be expected to lead to an Acquisition Proposal; (b) other than informing Persons of the provisions of Section 6.4 of the Merger Agreement, furnish any information regarding any of the Acquired Companies to any Person in connection with or in response to an acquisition proposal; or (c) other than informing Persons of the provisions of Section 6.4 of the Merger Agreement, engage in discussions or negotiations with any Person with respect to any Acquisition Proposal. Each Stockholder shall immediately cease and discontinue, and each Stockholder shall ensure that their Representatives immediately cease and discontinue, any existing discussions with any Person that relate to any Acquisition Proposal.
     4.6 Severability. If any provision of this Agreement or any part of any such provision is held under any circumstances to be invalid or unenforceable in any jurisdiction, then (a) such provision or part thereof shall, with respect to such circumstances and in such jurisdiction, be deemed amended to conform to applicable laws so as to be valid and enforceable to the fullest possible extent, (b) the invalidity or unenforceability of such provision or part thereof under such circumstances and in such jurisdiction shall not affect the validity or enforceability of such provision or part thereof under any other circumstances or in any other jurisdiction, and (c) the invalidity or unenforceability of such provision or part thereof shall not affect the validity or enforceability of the remainder of such provision or the validity or enforceability of any other provision of this Agreement. Each provision of this Agreement is separable from every other provision of this Agreement, and each part of each provision of this Agreement is separable from every other part of such provision.
     4.7 Entire Agreement. This Agreement and the Proxy constitute the entire agreement between the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings between the parties with respect thereto. No addition to or modification of any provision of this Agreement shall be binding upon any party unless made in writing and signed by all parties.
     4.8 Assignment; Binding Effect. Except as provided herein, neither this Agreement nor any of the interests or obligations hereunder may be assigned or delegated by the Stockholders or Parent without the prior written consent of the non-assigning parties, and any attempted or purported assignment or delegation of any of such interests or obligations shall be void. Subject to the preceding sentence, this Agreement shall be binding upon, and inure to the benefit of, the Stockholders and their heirs, estate, executors, personal representatives, successors and assigns (as the case may be), and shall be binding upon, and inure to the benefit of, Parent and its successors and assigns. Without limiting any of the restrictions set forth in this Agreement, this Agreement shall be binding upon any Person to whom any Owned Shares are Transferred. Nothing in this Agreement is intended to confer on any Person (other than Parent and its successors and assigns) any rights or remedies of any nature.
     4.9 Specific Performance. The parties agree that irreparable damage would occur in the event that any provision of this Agreement or the Proxy were not performed in accordance with its specific terms or were otherwise breached. Parent and each Stockholder agree that, in the event of any breach or threatened breach by any Stockholder of any covenant or obligation contained in this Agreement or in the Proxy, Parent shall give written notice thereof to such Stockholder and, if such breach or threatened breach is not cured by such Stockholder within one (1) business day after such written notice is given, Parent shall be entitled to seek (a) a decree or order of specific performance to enforce the observance and performance of such covenant or obligation and (b) an ex-parte temporary restraining order, preliminary injunction and permanent injunction restraining such breach or threatened breach. Each Stockholder further agrees that neither Parent nor any other Person shall be required to prove the inadequacy of monetary damages (for the avoidance of doubt, no monetary damages are available to Parent under this Agreement) or obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining the remedy referred to in this Section 4.9, and each Stockholder irrevocably waives any right such Stockholder may have to require the obtaining, furnishing or posting of any such bond or similar instrument.
     4.10 Exclusive Remedy. The remedy of Parent under Section 4.9 of this Agreement shall be the exclusive remedy for a breach of this Agreement or the Proxy by any Stockholder. Parent shall have no other rights, remedies or claim for damages under this Agreement or the

Proxy, whether at law, in equity, by contract or otherwise, all of which are hereby waived by Parent. However, nothing in this Agreement shall limit any Stockholder’s obligations, or the rights or remedies of Parent, under any other agreement between Parent and such Stockholder; and nothing in any such other agreement shall limit any Stockholder’s obligations, or the remedy of Parent under Section 4.9 of this Agreement.
     4.11 Governing Law; Venue.
     (a) This Agreement and the Proxy shall be construed in accordance with, and governed in all respects by, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.
     (b) Any legal action or other legal proceeding relating to this Agreement or the Proxy or the enforcement of any provision of this Agreement or the Proxy shall only be brought or otherwise commenced in any state or federal court located in the State of Delaware. Each Stockholder and Parent:
               (i) expressly and irrevocably consent and submit to the exclusive jurisdiction of each state and federal court located in the State of Delaware (and each appellate court located in the State of Delaware), in connection with any such legal proceeding;
               (ii) agree that service of any process, summons, notice or document by U.S. first class certified mail, return receipt requested, addressed to such Person at the address set forth in Section 4.3 hereof shall constitute effective service of such process, summons, notice or document for purposes of any such legal proceeding;
               (iii) agree that each state and federal court located in the State of Delaware shall be deemed to be a convenient forum; and
               (iv) agrees not to assert (by way of motion, as a defense or otherwise) in any such legal proceeding commenced in any state or federal court located in the State of Delaware any claim that such Stockholder or Parent is not subject personally to the jurisdiction of such court, that such legal proceeding has been brought in an inconvenient forum, that the venue of such proceeding is improper or that this Agreement or the subject matter of this Agreement may not be enforced in or by such court.
     (c) EACH STOCKHOLDER AND PARENT IRREVOCABLY WAIVE THE RIGHT TO A JURY TRIAL IN CONNECTION WITH ANY LEGAL PROCEEDING RELATING TO THIS AGREEMENT OR THE PROXY OR THE ENFORCEMENT OF ANY PROVISION OF THIS AGREEMENT OR THE PROXY.
     4.12 Counterparts. This Agreement may be executed by the parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

     4.13 Captions. The captions contained in this Agreement are for convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement.
     4.14 Waiver. No failure on the part of Parent to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of Parent in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy. Parent shall not be deemed to have waived any claim available to Parent arising out of this Agreement, or any power, right, privilege or remedy of Parent under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of Parent; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.
     4.15 Construction.
     The parties have been represented by counsel of their own choosing and agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this Agreement.
     (a) As used in this Agreement, the word “including” shall not be deemed to be a term of limitation, but rather shall be deemed to be followed by the words “without limitation.”
     (b) Except as otherwise indicated, all references in this Agreement to “Sections” and “Exhibits” are intended to refer to Sections of this Agreement and Exhibits to this Agreement.
     4.16 Stockholder Capacity. No person executing this Agreement who is a director or officer of the Company makes any agreement or understanding herein in his capacity as a director or officer. Without limiting the generality of the foregoing, each Stockholder executes this Agreement solely in such Stockholder’s capacity as a stockholder of the Company and nothing herein shall limit or affect any actions taken by such Stockholder in its capacity as officer or director of the Company, in exercising the Company’s rights under the Merger Agreement or in performing such Stockholder’s fiduciary obligations in his capacity as a director or officer of the Company; provided, that no obligation of a Stockholder to the Company as an officer or director of the Company shall affect, impair or impede such Stockholder’s obligations under this Agreement including the obligation to vote the Owned Shares in accordance with Section 1.2 hereof.
     4.17 Stockholder Obligations Several and Not Joint. The obligations of each Stockholder hereunder are several and not joint, and no Stockholder shall be liable under any circumstances for any breach of the terms of this Agreement or the Proxy by any other Stockholder.
     4.18 Fiduciary Termination Right. Notwithstanding anything to the contrary herein, this Agreement and the Proxy shall automatically be deemed terminated, null and void with respect to any Stockholder, and such Stockholder shall have no liability hereunder, from and after the existence of a bona fide proposal, not solicited by such Stockholder, to purchase such Stockholder’s Owned Shares that such Stockholder determines in good faith, taking into account all legal, financial, regulatory and other aspects of the proposal and the Person making the proposal, including the financing terms thereof, (i) is more favorable to such Stockholder from a financial point of view than the transactions contemplated by the Merger Agreement and (ii) is reasonably likely of being completed on the terms proposed on a timely basis.
     4.19 Termination
     This Agreement, and all rights and obligations of the parties hereunder shall terminate upon the earliest of: (i) the Effective Time of the Merger, (ii) as to the rights and obligations associated with any Owned Shares, the acceptance for payment of such Owned Shares by Parent or Merger Sub in the Offer, (iii) the termination or expiration of the Offer without Merger Sub purchasing all shares validly tendered in the Offer and not withdrawn, (iv) the termination of the Merger Agreement without the Merger having been consummated and (v) six months from the date hereof. Notwithstanding the foregoing, this Agreement may be terminated by any Stockholder at such Stockholder’s option, upon written notice by the Stockholder to the Parent from and after any material amendment, waiver or modification to the terms of the Merger Agreement or Offer, or any amendment, waiver or modification to the terms of the Merger Agreement or Offer that changes the form of or decreases the amount of payment from what is set forth in the Merger Agreement and Offer.
     SECTION 5. CERTAIN DEFINITIONS
     For purposes of this Agreement:
     5.1 “Outside Time” shall, with respect to each Stockholder, mean the earliest to occur of (a) the time at which the Merger Agreement is terminated and (b) the time at which Merger Sub has accepted Shares for payment pursuant to the Offer.
     5.2 “Owned Shares” shall mean all Shares as to which a Stockholder as of the date of this Agreement has voting and dispositive power and all additional Shares as to which a Stockholder acquires voting and dispositive power during the period from the date of this Agreement through the Outside Time, including as the result of the exercise of options by such Stockholder.
     5.3 A Person shall be deemed to have effected a “Transfer” of a security if such Person directly or indirectly: (i) sells, pledges, encumbers, grants an option with respect to, transfers or disposes of such security or any interest in such security or (ii) enters into an agreement or commitment providing for the sale of, pledge of, encumbrance of, grant of an option with respect to, transfer of or disposition of such security or any interest therein.
[SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, Parent and Stockholders have caused this Agreement to be executed as of the date first written above.

TAYLOR MADE GOLF COMPANY, INC.
By:	/s/ Mark King
	Name:	Mark King
	Title:	President & Chief Executive Officer

By:	/s/ William Reimus
	Name:	William Reimus
	Title:	Sr. Vice President & General Counsel

DAVID M. MEYER
By:	/s/ David M. Meyer
	Address:	c/o Knightspoint Partners LLC 1325 Avenue of the Americas, 27th Flr. New York, New York 10019
	Fax:	212-786-6040

Shares Owned	Options Held
34,000	125,641

MICHAEL S. KOENEKE
By:	/s/ Michael S. Koeneke
	Address:	c/o Knightspoint Partners LLC 1325 Avenue of the Americas, 27th Flr. New York, New York 10019
	Fax:	212-786-6040

Shares Owned	Options Held
17,200	13,813

KNIGHTSPOINT PARTNERS II, L.P.
By:	/s/ David M. Meyer
	Address:	c/o Knightspoint Partners LLC 1325 Avenue of the Americas, 27th Flr. New York, New York 10019
	Fax:	212-786-6040

Shares Owned
200

KNIGHTSPOINT CAPITAL MANAGEMENT II LLC
By:	/s/ David M. Meyer
	Address:	c/o Knightspoint Partners LLC 1325 Avenue of the Americas, 27th Flr. New York, New York 10019
	Fax:	212-786-6040

Shares Owned
0

KNIGHTSPOINT PARTNERS, LLC
By:	/s/ David M. Meyer
	Address:	c/o Knightspoint Partners LLC 1325 Avenue of the Americas, 27th Flr. New York, New York 10019
	Fax:	212-786-6040

Shares Owned
0

Ramius Value and Opportunity Master Fund Ltd.
By:	/s/ Owen Littman
	Name:	Owen Littman
	Title:	Authorized Signatory
	Address:	599 Lexington Avenue, 20th Floor New York, New York 10022
	Fax:	(212) 845-7986

Shares Owned
1,941,215

Parche, LLC
By:	/s/ Owen Littman
	Name:	Owen Littman
	Title:	Authorized Signatory
	Address:	599 Lexington Avenue, 20th Floor New York, New York 10022
	Fax:	(212) 845-7986

Shares Owned
369,824

EXHIBIT A
FORM OF IRREVOCABLE PROXY
October 13, 2008
     Subject to the Irrevocable Proxy and Agreements dated July 3, 2007 previously entered into with the Company (the “Existing Proxies”), the undersigned stockholders of ASHWORTH, Inc., a Delaware corporation (the “Company"), hereby irrevocably (to the fullest extent permitted by law) appoints William Reimus and Mark King, and each of them, the attorneys and proxies of the undersigned with full power of substitution and resubstitution, to vote and exercise all voting and related rights (to the full extent of the undersigneds’ rights) with respect to the undersigneds’ Owned Shares, as defined in the Agreement. Upon the execution hereof, all prior proxies given by the undersigned with respect to any of the Shares (except the Existing Proxies) are hereby revoked, and the undersigned agrees that no subsequent proxies will be given with respect to any of the Shares until after the Outside Time.
     This proxy is irrevocable to the fullest extent permitted by law, is coupled with an interest and is granted under the Stockholder Tender Agreement, dated as of the date hereof, between Parent and the undersigned (the “Agreement”), in consideration of Parent entering into the Agreement and Plan of Merger, dated as of the date hereof, among Parent, PHX Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Parent, and the Company (the “Merger Agreement”). Capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Agreement.
     The proxies named above will be empowered, and may exercise this proxy, to the full extent of the undersigned’s rights, to vote the Owned Shares at any meeting of the stockholders of the Company, however called, and in any action by written consent of the stockholders of the Company at any time prior to the Outside Time as provided in the Agreement.
     The proxies may not exercise this proxy on any other matter. The undersigned may vote the Owned Shares on all other matters.
     This proxy shall be binding upon the heirs, estate, executors, personal representatives, successors and assigns of the undersigned (including any transferee of any of the Owned Shares).
     If any provision of this proxy or any part of any such provision is held under any circumstances to be invalid or unenforceable in any jurisdiction, then (a) such provision or part thereof shall, with respect to such circumstances and in such jurisdiction, be deemed amended to conform to applicable laws so as to be valid and enforceable to the fullest possible extent, (b) the invalidity or unenforceability of such provision or part thereof under such circumstances and in such jurisdiction shall not affect the validity or enforceability of such provision or part thereof under any other circumstances or in any other jurisdiction, and (c) the invalidity or unenforceability of such provision or part thereof shall not affect the validity or enforceability of the remainder of such provision or the validity or enforceability of any other provision of this proxy. Each provision of this proxy is separable from every other provision of this proxy, and each part of each provision of this proxy is separable from every other part of such provision.
     This proxy shall terminate, and be of no further force and effect, automatically upon the earlier of the Outside Time and the termination of the Agreement.

DAVID M. MEYER
By:	/s/ David M. Meyer
	Address:	c/o Knightspoint Partners LLC 1325 Avenue of the Americas, 27th Flr. New York, New York 10019
	Fax:	212-786-6040

Shares Owned	Options Held
34,000	125,641

MICHAEL S. KOENEKE
By:	/s/ Michael S. Koeneke
	Address:	c/o Knightspoint Partners LLC 1325 Avenue of the Americas, 27th Flr. New York, New York 10019
	Fax:	212-786-6040

Shares Owned	Options Held
17,200	13,813

KNIGHTSPOINT PARTNERS II, L.P.
By:	/s/ David M. Meyer
	Address:	c/o Knightspoint Partners LLC 1325 Avenue of the Americas, 27th Flr. New York, New York 10019
	Fax:	212-786-6040

Shares Owned
200

KNIGHTSPOINT CAPITAL MANAGEMENT II LLC
By:	/s/ David M. Meyer
	Address:	c/o Knightspoint Partners LLC 1325 Avenue of the Americas, 27th Flr. New York, New York 10019
	Fax:	212-786-6040

Shares Owned
0

KNIGHTSPOINT PARTNERS, LLC
By:	/s/ David M. Meyer
	Address:	c/o Knightspoint Partners LLC 1325 Avenue of the Americas, 27th Flr. New York, New York 10019
	Fax:	212-786-6040

Shares Owned
0

Ramius Value and Opportunity Master Fund Ltd.
By:	/s/ Owen Littman
	Name:	Owen Littman
	Title:	Authorized Signatory
	Address:	599 Lexington Avenue, 20th Floor New York, New York 10022
	Fax:	(212) 845-7986

Shares Owned
1,941,215

Parche, LLC
By:	/s/ Owen Littman
	Name:	Owen Littman
	Title:	Authorized Signatory
	Address:	599 Lexington Avenue, 20th Floor New York, New York 10022
	Fax:	(212) 845-7986

Shares Owned
369,824